--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                September 2, 1999



                         First Alliance Mortgage Company
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           California                  333-44585-08             95-2944875
--------------------------------     ----------------     ----------------------
(State or Other Jurisdiction of      (Commission File        (I.R.S. Employer
         Incorporation)                   Number)           Identification No.)


                                                                92614-6203
         17305 Von Karman Avenue                          ----------------------
           Irvine, California                                   (Zip Code)
----------------------------------------
(Address of Principal Executive Offices)


        Registrant's telephone number, including area code (949) 224-8500
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

Item 5.  Other Events.
         -------------

         In connection with the offering of First Alliance Mortgage Company Mortgage Loan Asset Backed Certificates, Series 1999-3, described in a Prospectus Supplement to be dated as of September 1999, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         The Related Computational Materials furnished to certain prospective investors by the Underwriter, Lehman Brothers Inc., are filed herewith as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         99.1 Computational Materials provided by Lehman Brothers Inc. in connection with sales efforts related to the Registrant's securities.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    By:  FIRST ALLIANCE MORTGAGE COMPANY,
                                         as Company


                                    By:    /s/ Francisco Nebot
                                           ----------------------------------
                                    Name:  Francisco Nebot
                                    Title: Executive Vice President and Chief
                                           Financial Officer


Dated:   September 2, 1999

--------------------------------------------------------------------------------
                               DERIVED INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                     $117,440,000 Certificates (approximate)
                    First Alliance Mortgage Loan Trust 1999-3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               First Alliance Mortgage Company (Seller & Servicer)

--------------------------------------------------------------------------------



                                 LEHMAN BROTHERS





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                   First Alliance Mortgage Loan Trust 1999-3
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                 To Maturity

                                                       Est.   Est. Prin.  Expected    Stated       Expected
              Approx.                          Tsy.    WAL      Window      Final      Final       Ratings
 Class         Size       Group     Type      BMark    (yrs)    (mos)     Maturity   Maturity   (S&P/Moody's)
A-1 *      39,640,000       F      FXD - PT   Curve     3.51    1 - 192    09/20/15    T.B.D.      AAA/Aaa
A-2 *      77,800,000       A      FLT - PT  1 m LI     2.59    1 - 160    01/20/13    T.B.D.      AAA/Aaa
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                 To 10% Call

                                                       Est.   Est. Prin.  Expected    Stated       Expected
              Approx.                          Tsy.    WAL      Window      Final      Final       Ratings
 Class         Size       Group     Type      BMark    (yrs)    (mos)     Maturity   Maturity   (S&P/Moody's)
A-1 *      39,640,000       F      FXD - PT   Curve     3.16    1 - 83     08/20/06    T.B.D.      AAA/Aaa
A-2 *      77,800,000       A      FLT - PT  1 m LI     2.43    1 - 83     08/20/06    T.B.D.      AAA/Aaa
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Pricing Speed

Group I                 125% PPC

                        100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.

Group II                30% CPR
--------------------------------------------------------------------------------

* Priced to call. After the 10% optional termination date, the Class A-1 interest rate will increase by 0.50% and the Class A-2 margin will double.







--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                       Sensitivity Analysis - To Maturity
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Group A % of CPR                10%         15%         20%         30%         35%         40%         50%
Group F % of PPC                50%         75%         100%        125%        175%        200%       250%

Class A-1
---------
Yield @ 99.97719               7.722       7.708       7.693       7.687       7.638       7.618       7.573
Average Life (yrs.)             7.67        5.58        4.33        3.51        2.53        2.21       1.75
Window (mo.)                   1-338       1-292       1-236       1-192       1-135       1-116       1-88
Expected Final Mat.           11/20/27    1/20/24     5/20/19     9/20/15     12/20/10    5/20/09     1/20/07
Duration (yrs.)                 4.90        3.92        3.25        2.76        2.11        1.88       1.53

Class A-2
---------
Average Life (yrs.)             7.63        5.36        4.03        2.59        2.16        1.82       1.35
Window (mo.)                   1-335       1-296       1-241       1-160       1-134       1-113       1-84
Expected Final Mat.           8/20/27     5/20/24     10/20/19    1/20/13     11/20/10    2/20/09     9/20/06

---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Sensitivity Analysis - To 10% Call
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Group A % of CPR                10%         15%         20%         30%         35%         40%         50%
Group F % of PPC                50%         75%         100%        125%        175%        200%       250%

Class A-1
---------
Yield @ 99.97719               7.715       7.694       7.672       7.646       7.603       7.579       7.529
Average Life (yrs.)             7.34        5.26        4.04        3.16        2.35        2.04       1.62
Window (mo.)                   1-221       1-158       1-119        1-83        1-65        1-55       1-42
Expected Final Mat.           2/20/18     11/20/12    8/20/09     8/20/06     2/20/05     4/20/04     3/20/03
Duration (yrs.)                 4.83        3.82        3.13        2.59        2.00        1.78       1.45

Class A-2
---------
Average Life (yrs.)             7.24        4.98        3.72        2.43        2.00        1.69       1.25
Window (mo.)                   1-221       1-158       1-119        1-83        1-65        1-55       1-42
Expected Final Mat.           2/20/18     11/20/12    8/20/09     8/20/06     2/20/05     4/20/04     3/20/03

---------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group F Collateral Summary
--------------------------------------------------------------------------------

        Collateral statistics for the fixed rate home equity loans in the
                    Statistic Calculation Pool, as of 7/31/99

Total Number of Loans                                  389
Total Outstanding Loan Balance              $35,239,006.40
Average Loan Current Balance                    $90,588.71       $15,185.00 to 353,999.00
WA Coupon                                             9.18%                7.49% to 14.15%
WA Original Term (mo.)                                 333                     120 to 360
WA Remaining Term (mo.)                                332                     119 to 360
WA CLTV                                              60.74%                9.80% to 85.00%
Weighted Average FICO                                  625                     314 to 819
Lien Position (first/second)                   98.54%/1.46%
Property Type
        Single Family                                90.49%
        Condo                                         1.67%
        Two-to-Four Family                            6.95%
        Other                                         0.88%
Occupancy Status
        Owner Occupied                               98.18%
        Non-Owner Occupied                            1.82%
Geographic Distribution
other states account individually        CA:         34.95%
for less than 5% of pool balance         NY:         26.15%
                                         NJ:          6.42%
                                         IL:          6.07%
--------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group F Collateral Summary
--------------------------------------------------------------------------------

        Collateral statistics for the fixed rate home equity loans in the
                    Statistic Calculation Pool, as of 7/31/99

                                Current Balances

($)                              No of                             % of Group F
                                 Loans      Current Balance ($)  Current Balance

0.01 - 25,000.00                  14              289,453.83               0.82
25,000.01 - 50,000.00             59            2,268,505.60               6.44
50,000.01 - 75,000.00             87            5,528,535.40              15.69
75,000.01 - 100,000.00            99            8,690,868.91              24.66
100,000.01 - 125,000.00           61            6,731,052.84              19.10
125,000.01 - 150,000.00           33            4,481,815.43              12.72
150,000.01 - 175,000.00           11            1,775,368.23               5.04
175,000.01 - 200,000.00           12            2,199,066.73               6.24
200,000.01 - 225,000.00            6            1,290,354.43               3.66
225,000.01 - 250,000.00            2              480,730.00               1.36
250,000.01 - 275,000.00            2              534,637.00               1.52
275,000.01 - 300,000.00            1              290,459.00               0.82
300,000.01 - 325,000.00            1              324,160.00               0.92
350,000.01 - 375,000.00            1              353,999.00               1.00
Total:                           389           35,239,006.40             100.00
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group F Collateral Summary
--------------------------------------------------------------------------------

        Collateral statistics for the fixed rate home equity loans in the
                    Statistic Calculation Pool, as of 7/31/99

                                   Loan Rates

(%)                              No of                             % of Group F
                                 Loans      Current Balance ($)  Current Balance

7.001 - 7.500                      3              215,382.32               0.61
7.501 - 8.000                     20            2,278,579.88               6.47
8.001 - 8.500                     54            5,588,765.28              15.86
8.501 - 9.000                    108            9,776,538.57              27.74
9.001 - 9.500                     84            8,048,799.48              22.84
9.501 - 10.000                    75            6,020,768.31              17.09
10.001 - 10.500                   20            1,669,094.27               4.74
10.501 - 11.000                    8              617,092.94               1.75
11.001 - 11.500                    3              119,297.86               0.34
11.501 - 12.000                    2               86,981.24               0.25
12.001 - 12.500                    4              246,224.46               0.70
12.501 - 13.000                    5              209,155.79               0.59
13.001 - 13.500                    2              323,553.00               0.92
14.001 - 14.500                    1               38,773.00               0.11
Total:                           389           35,239,006.40             100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Prepayment Penalties
--------------------------------------------------------------------------------

                                             No of                                            % of Group F
                                             Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
No Prepay Penalty                             189                16,627,429.63                    47.18
1% of original principal balance for 5         13                   756,865.96                     2.15
years
6 mos interest on 80% of UPB for 1 year        56                 5,742,172.25                    16.29
3 mos interest on 100% of UPB for 3             2                   144,970.54                     0.41
years
6 mos interest on 80% of UPB for 5            127                11,840,784.02                    33.60
years
2 mos interest on 80% of UPB for 3              1                    40,433.00                     0.11
years
5% of prepayment amount for 1 year              1                    86,351.00                     0.25
Total:                                        389                35,239,006.40                   100.00
---------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group F Collateral Summary
--------------------------------------------------------------------------------

        Collateral statistics for the fixed rate home equity loans in the
                    Statistic Calculation Pool, as of 7/31/99

                        Original Term to Stated Maturity

(months)           No of                                         % of Group F
                   Loans          Current Balance ($)           Current Balance

120                   11                358,091.11                     1.02
180                   59              4,010,254.69                    11.38
240                   18              1,316,702.53                     3.74
360                  301             29,553,958.07                    83.87
Total:               389             35,239,006.40                   100.00


                        Remaining Term to Stated Maturity

(months)           No of                                         % of Group F
                   Loans          Current Balance ($)           Current Balance

<=120                 11                358,091.11                     1.02
121 - 180             59              4,010,254.69                    11.38
181 - 240             18              1,316,702.53                     3.74
301 - 360            301             29,553,958.07                    83.87
Total:               389             35,239,006.40                   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Seasoning
--------------------------------------------------------------------------------
(months)           No of                                         % of Group F
                   Loans          Current Balance ($)           Current Balance
--------------------------------------------------------------------------------
0                    272             24,706,600.70                    70.11
1-3                  114             10,329,867.88                    29.31
4-6                    2                118,267.52                     0.34
7-12                   1                 84,270.30                     0.24
Total:               389             35,239,006.40                   100.00
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group F Collateral Summary
--------------------------------------------------------------------------------

        Collateral statistics for the fixed rate home equity loans in the
                    Statistic Calculation Pool, as of 7/31/99

                          Combined Loan-to-Value Ratio

(%)                No of                                         % of Group F
                   Loans          Current Balance ($)           Current Balance

5.01 - 10.00         1                   24,903.00                     0.07
10.01 - 15.00        9                  253,884.92                     0.72
15.01 - 20.00        9                  278,760.33                     0.79
20.01 - 25.00       13                  627,218.34                     1.78
25.01 - 30.00       11                  624,313.49                     1.77
30.01 - 35.00       20                1,046,733.01                     2.97
35.01 - 40.00       19                1,325,864.54                     3.76
40.01 - 45.00       22                1,544,601.78                     4.38
45.01 - 50.00       33                3,086,120.18                     8.76
50.01 - 55.00       28                2,665,636.06                     7.56
55.01 - 60.00       26                2,464,344.78                     6.99
60.01 - 65.00       54                5,102,778.37                    14.48
65.01 - 70.00       62                7,496,223.72                    21.27
70.01 - 75.00       40                4,304,261.24                    12.21
75.01 - 80.00       25                2,332,195.15                     6.62
80.01 - 85.00       17                2,061,167.49                     5.85
Total:             389               35,239,006.40                   100.00
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group F Collateral Summary
--------------------------------------------------------------------------------

        Collateral statistics for the fixed rate home equity loans in the
                    Statistic Calculation Pool, as of 7/31/99

                                 Occupancy Type

                   No of                                         % of Group F
                   Loans          Current Balance ($)           Current Balance

Primary              380             34,598,244.00                    98.18
Investor               9                640,762.40                     1.82
Total:               389             35,239,006.40                   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Property Type
--------------------------------------------------------------------------------
                   No of                                         % of Group F
                   Loans          Current Balance ($)           Current Balance
--------------------------------------------------------------------------------
S                    351             31,889,313.80                    90.49
F                     29              2,449,247.81                     6.95
Condo                  6                589,468.55                     1.67
M                      1                222,710.00                     0.63
P                      2                 88,266.24                     0.25
Total:               389             35,239,006.40                   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     States
--------------------------------------------------------------------------------
                   No of                                         % of Group F
                   Loans          Current Balance ($)           Current Balance
--------------------------------------------------------------------------------
CA                   119             12,317,531.39                   34.95
NY                    88              9,214,900.46                   26.15
NJ                    30              2,262,653.84                    6.42
IL                    30              2,139,598.81                    6.07
MN                    13              1,237,179.15                    3.51
PA                    18              1,089,407.96                    3.09
UT                    14              1,063,294.64                    3.02
WA                    11              1,037,553.14                    2.94
OR                    11                995,107.25                    2.82
FL                    11                864,903.31                    2.45
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group F Collateral Summary
--------------------------------------------------------------------------------

        Collateral statistics for the fixed rate home equity loans in the
                    Statistic Calculation Pool, as of 7/31/99

                               States (continued)

                   No of                                         % of Group F
                   Loans          Current Balance ($)           Current Balance

CO                    11                822,904.58                     2.34
MD                    10                780,012.21                     2.21
OH                    13                758,040.15                     2.15
AZ                     6                480,039.63                     1.36
CT                     2                 95,181.04                     0.27
DC                     2                 80,698.84                     0.23
Total:               389             35,239,006.40                   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Loan Modification
--------------------------------------------------------------------------------
Modified Loans     No of                                         % of Group F
                   Loans          Current Balance               Current Balance
--------------------------------------------------------------------------------
N                    388             35,102,890.40                    99.61
Y                      1                136,116.00                     0.39
Total:               389             35,239,006.40                   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Months Delinquent
--------------------------------------------------------------------------------
Months Currently   No of                                         % of Group F
Delinquent         Loans          Current Balance               Current Balance
--------------------------------------------------------------------------------
0                    387             35,120,858.41                    99.66
1                      2                118,147.99                     0.34
Total:               389             35,239,006.40                   100.00
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group F Collateral Summary
--------------------------------------------------------------------------------

        Collateral statistics for the fixed rate home equity loans in the
                    Statistic Calculation Pool, as of 7/31/99

                                  Lien Position

                   No of                                         % of Group F
                   Loans          Current Balance ($)           Current Balance

1                    378             34,723,735.72                    98.54
2                     11                515,270.68                     1.46
Total:               389             35,239,006.40                   100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                      FICO
--------------------------------------------------------------------------------
FICO               No of                                         % of Group F
                   Loans          Current Balance ($)           Current Balance
--------------------------------------------------------------------------------
0 - 440                4                349,503.68                     0.99
461 - 480              3                313,788.82                     0.89
481 - 500              7                715,780.54                     2.03
501 - 520             16              1,426,169.02                     4.05
521 - 540             12                959,426.34                     2.72
541 - 560             18              1,417,357.66                     4.02
561 - 580             55              4,422,718.40                    12.55
581 - 600             39              3,379,881.39                     9.59
601 - 620             40              3,487,834.29                     9.90
621 - 640             46              4,597,457.96                    13.05
641 - 660             46              4,558,856.25                    12.94
661 - 680             28              2,666,508.99                     7.57
681 - 700             24              2,271,156.05                     6.45
701 - 720             16              1,538,712.80                     4.37
721 - 740             10                801,418.39                     2.27
741 - 760             13              1,244,067.12                     3.53
761 - 780              6                573,269.98                     1.63
781 - 800              4                364,593.72                     1.03
801 - 820              2                150,505.00                     0.43
Total:               389             35,239,006.40                   100.00
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group F Collateral Summary
--------------------------------------------------------------------------------

        Collateral statistics for the fixed rate home equity loans in the
                    Statistic Calculation Pool, as of 7/31/99

                               Documentation Type

                   No of Loans                                   % of Group F
                                  Current Balance ($)           Current Balance

Full                 308             27,775,640.01                    78.82
No Doc                49              4,332,995.65                    12.30
Alternate             32              3,130,370.74                     8.88
Total:               389             35,239,006.40                   100.00


                                  Credit Grade

Credit Grade       No of Loans                                   % of Group F
                                  Current Balance ($)           Current Balance

A loans              213             19,603,062.18                    55.63
A- loans               1                 51,100.00                     0.15
B loans               30              2,109,851.04                     5.99
B- loans               1                 61,800.59                     0.18
C loans               12                827,520.16                     2.35
D loans                5                303,766.09                     0.86
AA                    98              9,692,485.28                    27.50
BB                    29              2,589,421.06                     7.35
Total:               389             35,239,006.40                   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Debt-To-Income
--------------------------------------------------------------------------------
Debt-To-Income      No of Loans                                  % of Group F
                                  Current Balance ($)           Current Balance
--------------------------------------------------------------------------------
5.01 - 10.00           2                209,798.30                     0.60
10.01 - 15.00          4                257,089.00                     0.73
15.01 - 20.00         12                721,954.91                     2.05
20.01 - 25.00         29              2,565,607.22                     7.28
25.01 - 30.00         40              3,297,147.12                     9.36
30.01 - 35.00         49              3,715,330.29                    10.54
35.01 - 40.00         54              4,139,671.35                    11.75
40.01 - 45.00         62              5,695,244.73                    16.16
45.01 - 50.00         59              6,803,454.25                    19.31
50.01 - 55.00         36              3,475,792.31                     9.86
55.01 - 60.00         32              3,365,385.71                     9.55
60.01 - 65.00         10                992,531.21                     2.82
Total:               389             35,239,006.40                   100.00





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group F Collateral Summary
--------------------------------------------------------------------------------

        Collateral statistics for the fixed rate home equity loans in the
                    Statistic Calculation Pool, as of 7/31/99

                                  Loan Purpose

                     No of Loans                                 % of Group F
                                    Current Balance ($)         Current Balance

Cash Out Refinance     328              31,851,090.95                 90.39
Debt Consolidation      26               1,587,189.01                  4.50
Home Improvement        32               1,526,266.15                  4.33
Investment               1                 125,528.00                  0.36
Rate/Term Refinance      2                 148,932.29                  0.42
Total:                 389              35,239,006.40                100.00
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


-----------------------------------------------------------------------------------------
                         Loan Group A Collateral Summary
-----------------------------------------------------------------------------------------

     Collateral statistics for the adjustable rate home equity loans in the
                    Statistic Calculation Pool, as of 7/31/99

Total Number of Loans                                  451
Total Outstanding Loan Balance              $56,632,065.22
Average Loan Current Balance                   $125,569.99      $20,441.00 to $411,326.47
WA Coupon                                             8.41%                6.29% to 11.85%
ARM Characteristics
        Margin                                        5.37%                 4.49% to 7.50%
        First Periodic Cap                            1.48%                 1.00% to 3.00%
        Subsequent Periodic Cap                       1.00%
        Lifetime Cap                                 15.40%               13.29% to 18.85%
        Lifetime Floor                                8.41%                6.29% to 11.85%
WA Original Term (mo.)                                 351                     120 to 360
WA Remaining Term (mo.)                                350                     119 to 360
Lien Position (first/second)                  100.00%/0.00%
WA LTV                                               68.06%               15.19% to 85.27%
Loan Type
        2 yr Fixed, 6 mo LI ARM                      74.01%
        3 yr Fixed, 6 mo LI ARM                       1.91%
        6 mo LI ARM                                  24.08%
WA Mos to Next Rate Adjustment                          20
Property Type
        Single Family                                88.12%
        Two- to Four-Family                           6.67%
        Condo                                         3.11%
         PUD                                          2.10%
Occupancy Status
        Owner Occupied                               96.00%
        Non-Owner Occupied                            4.00%
Geographic Distribution
other states account individually        CA:         51.67%
for less than 5% of pool balance         NJ:         13.13%
                                         NY:          6.22%
                                         IL:          5.76%
-----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                           Loan Group A Collateral Summary
--------------------------------------------------------------------------------

     Collateral statistics for the adjustable rate home equity loans in the
                   Statistic Calculation Pool, as of 7/31/99

                                Current Balances

($)                       No of Loans                             % of Group A
                                         Current Balance ($)     Current Balance

0.01 - 25,000.00               2               45,264.00                0.08
25,000.01 - 50,000.00         20              791,942.93                1.40
50,000.01 - 75,000.00         73            4,613,022.62                8.15
75,000.01 - 100,000.00        97            8,480,858.67               14.98
100,000.01 - 125,000.00       93           10,491,761.36               18.53
125,000.01 - 150,000.00       50            6,841,776.81               12.08
150,000.01 - 175,000.00       31            5,027,958.51                8.88
175,000.01 - 200,000.00       23            4,271,048.69                7.54
200,000.01 - 225,000.00       19            4,028,920.58                7.11
225,000.01 - 250,000.00       16            3,772,570.06                6.66
250,000.01 - 275,000.00        9            2,360,005.00                4.17
275,000.01 - 300,000.00        6            1,720,543.12                3.04
300,000.01 - 325,000.00        4            1,260,722.00                2.23
325,000.01 - 350,000.00        3            1,021,365.57                1.80
350,000.01 - 375,000.00        3            1,091,223.00                1.93
400,000.01 - 425,000.00        2              813,082.30                1.44
Total:                       451           56,632,065.22              100.00
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


--------------------------------------------------------------------------------------------------
                           Loan Group A Collateral Summary
--------------------------------------------------------------------------------------------------

     Collateral statistics for the adjustable rate home equity loans in the
                   Statistic Calculation Pool, as of 7/31/99

                                   Loan Rates

(%)                                          No of                                  % of Group A
                                             Loans          Current Balance ($)    Current Balance
6.001 - 6.500                                   7                746,973.58              1.32
6.501 - 7.000                                  14              1,560,298.59              2.76
7.001 - 7.500                                  45              5,594,971.79              9.88
7.501 - 8.000                                  94             11,810,256.25             20.85
8.001 - 8.500                                 102             13,910,443.88             24.56
8.501 - 9.000                                  93             12,084,653.95             21.34
9.001 - 9.500                                  41              5,560,882.58              9.82
9.501 - 10.000                                 31              3,062,398.31              5.41
10.001 - 10.500                                 5                483,795.01              0.85
10.501 - 11.000                                11              1,131,525.21              2.00
11.001 - 11.500                                 5                487,788.59              0.86
11.501 - 12.000                                 3                198,077.48              0.35
Total:                                        451             56,632,065.22            100.00
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                             Prepayment Penalties
--------------------------------------------------------------------------------------------------
                                             No of                                  % of Group A
                                             Loans          Current Balance ($)    Current Balance
--------------------------------------------------------------------------------------------------
No Prepay Penalty                             259             31,054,902.03             54.84
1% of original principal balance for 5         24              2,379,128.85              4.20
years
6 mos interest on 80% of UPB for 1 year         1                411,326.47              0.73
3 mos interest on 100% of UPB for 3             2                356,061.68              0.63
years
6 mos interest on 80% of UPB for 5            162             22,137,584.54             39.09
years
2 mos interest on 80% of UPB for 3              1                 72,698.65              0.13
years
2% of prepayment amount for 5 years             1                104,113.00              0.18
3% of prepay amount for 2 years                 1                116,250.00              0.21
Total:                                        451             56,632,065.22            100.00
--------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                           Loan Group A Collateral Summary
--------------------------------------------------------------------------------

     Collateral statistics for the adjustable rate home equity loans in the
                   Statistic Calculation Pool, as of 7/31/99

                       Original Term to Stated Maturity

(months)              No of                                       % of Group A
                      Loans         Current Balance ($)         Current Balance

120                      2                175,822.58                  0.31
180                     23              2,285,400.78                  4.04
240                      7                526,937.00                  0.93
300                      1                108,715.02                  0.19
360                    418             53,535,189.84                 94.53
Total:                 451             56,632,065.22                100.00


                        Remaining Term to Stated Maturity

(months)              No of                                      % of Group A
                      Loans          Current Balance ($)        Current Balance

<=120                    2                175,822.58                  0.31
121 - 180               23              2,285,400.78                  4.04
181 - 240                7                526,937.00                  0.93
241 - 300                1                108,715.02                  0.19
301 - 360              418             53,535,189.84                 94.53
Total:                 451             56,632,065.22                100.00


                                    Seasoning

(months)              No of                                      % of Group A
                      Loans          Current Balance ($)        Current Balance

0                      350             43,253,428.96                 76.38
1-3                     98             12,611,248.11                 22.27
4-6                      3                767,388.15                  1.36
Total:                 451             56,632,065.22                100.00




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                           Loan Group A Collateral Summary
--------------------------------------------------------------------------------

     Collateral statistics for the adjustable rate home equity loans in the
                   Statistic Calculation Pool, as of 7/31/99


                               Loan-to-Value Ratio
(%)                   No of                                      % of Group A
                      Loans          Current Balance ($)        Current Balance

15.01 - 20.00            5                293,610.00                  0.52
20.01 - 25.00            5                272,662.00                  0.48
25.01 - 30.00            7                433,916.29                  0.77
30.01 - 35.00            9                762,604.33                  1.35
35.01 - 40.00           15              1,023,358.74                  1.81
40.01 - 45.00           17              1,522,220.51                  2.69
45.01 - 50.00           21              1,531,866.23                  2.70
50.01 - 55.00           21              2,075,733.91                  3.67
55.01 - 60.00           41              4,739,755.93                  8.37
60.01 - 65.00           59              7,415,825.58                 13.09
65.01 - 70.00           59              7,832,048.13                 13.83
70.01 - 75.00           85             13,346,313.36                 23.57
75.01 - 80.00           63              8,704,947.23                 15.37
80.01 - 85.00           43              6,527,985.98                 11.53
85.01 - 90.00            1                149,217.00                  0.26
Total:                 451             56,632,065.22                100.00


                                 Occupancy Type

                      No of                                      % of Group A
                      Loans          Current Balance ($)        Current Balance

Primary                430             54,368,870.92                 96.00
Investor                21              2,263,194.30                  4.00
Total:                 451             56,632,065.22                100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Property Type
--------------------------------------------------------------------------------
                      No of                                      % of Group A
                      Loans          Current Balance ($)        Current Balance
--------------------------------------------------------------------------------
S                      397             49,902,308.40                88.12
F                       30              3,776,808.96                 6.67
Condo                   15              1,762,001.59                 3.11
P                        9              1,190,946.27                 2.10
Total:                 451             56,632,065.22               100.00
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                           Loan Group A Collateral Summary
--------------------------------------------------------------------------------


     Collateral statistics for the adjustable rate home equity loans in the
                   Statistic Calculation Pool, as of 7/31/99

                                     States

                      No of                                      % of Group A
                      Loans          Current Balance ($)        Current Balance

CA                     194             29,259,330.69                 51.67
NJ                      64              7,435,126.29                 13.13
NY                      28              3,523,509.00                  6.22
IL                      35              3,264,821.25                  5.76
CO                      23              2,396,553.82                  4.23
WA                      21              2,238,726.15                  3.95
OR                      13              1,557,457.86                  2.75
OH                      16              1,494,893.85                  2.64
CT                       8              1,017,093.94                  1.80
FL                      13                991,705.49                  1.75
AZ                       8                963,936.98                  1.70
MD                      10                936,175.96                  1.65
UT                       6                587,165.66                  1.04
PA                       8                520,413.44                  0.92
DC                       2                225,672.00                  0.40
AK                       1                115,369.84                  0.20
VA                       1                104,113.00                  0.18
Total:                 451             56,632,065.22                100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Debt-To-Income
--------------------------------------------------------------------------------
Debt-To-Income        No of                                      % of Group A
                      Loans          Current Balance ($)        Current Balance
--------------------------------------------------------------------------------
10.01 - 15.00            1                 63,690.00                  0.11
15.01 - 20.00           15              1,446,750.79                  2.55
20.01 - 25.00           35              3,334,711.17                  5.89
25.01 - 30.00           43              4,529,904.42                  8.00
30.01 - 35.00           41              5,427,297.23                  9.58
35.01 - 40.00           68              8,781,614.69                 15.51
40.01 - 45.00           66              7,569,215.25                 13.37
45.01 - 50.00           79             11,034,102.76                 19.48
50.01 - 55.00           64              9,084,653.74                 16.04
55.01 - 60.00           28              3,464,919.06                  6.12
60.01 - 65.00           10              1,669,883.11                  2.95
65.01 - 70.00            1                225,323.00                  0.40
Total:                 451             56,632,065.22                100.00
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group A Collateral Summary
--------------------------------------------------------------------------------

     Collateral statistics for the adjustable rate home equity loans in the
                   Statistic Calculation Pool, as of 7/31/99
--------------------------------------------------------------------------------
                                      FICO
--------------------------------------------------------------------------------
FICO
--------------------------------------------------------------------------------
441 - 460                3                233,008.29                  0.41
461 - 480                4                438,488.18                  0.77
481 - 500                7                916,452.01                  1.62
501 - 520               15              1,845,365.56                  3.26
521 - 540               30              3,020,208.24                  5.33
541 - 560               64              7,655,288.85                 13.52
561 - 580               57              6,601,022.90                 11.66
581 - 600               59              7,507,606.74                 13.26
601 - 620               54              7,394,297.88                 13.06
621 - 640               44              6,543,250.71                 11.55
641 - 660               21              2,646,258.84                  4.67
661 - 680               27              3,888,694.90                  6.87
681 - 700               26              3,422,443.42                  6.04
701 - 720               17              2,309,560.42                  4.08
721 - 740               15              1,427,907.82                  2.52
741 - 760                2                219,210.00                  0.39
761 - 780                2                270,473.29                  0.48
781 - 800                4                292,527.17                  0.52
Total:                 451             56,632,065.22                   100
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Loan Purpose
--------------------------------------------------------------------------------
                      No of Loans                                % of Group F
                                     Current Balance ($)        Current Balance
--------------------------------------------------------------------------------
Cash Out Refinance     423             54,459,608.10                 96.16
Debt Consolidation      13                844,886.42                  1.49
Home Improvement        13                797,643.23                  1.41
Investment               1                118,601.00                  0.21
Purchase                 1                411,326.47                  0.73
Total:                 451             56,632,065.22                100.00
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group A Collateral Summary
--------------------------------------------------------------------------------

     Collateral statistics for the adjustable rate home equity loans in the
                   Statistic Calculation Pool, as of 7/31/99

--------------------------------------------------------------------------------
                               Documentation Type
--------------------------------------------------------------------------------
                      No of Loans                                % of Group A
                                     Current Balance ($)        Current Balance
--------------------------------------------------------------------------------
Full                   306             37,515,304.90                 66.24
No Doc                 102             13,280,233.18                 23.45
Alternate               43              5,836,527.14                 10.31
Total:                 451             56,632,065.22                100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Credit Grade
--------------------------------------------------------------------------------
                      No of Loans                                % of Group A
                                     Current Balance ($)        Current Balance
--------------------------------------------------------------------------------
A loans                208             28,916,411.66                 51.06
A- loans                 1                213,500.00                  0.38
B+ loans                 1                239,868.63                  0.42
B loans                 51              5,930,925.99                 10.47
B- loans                 3                314,090.00                  0.55
C loans                 27              2,729,660.14                  4.82
D loans                 17              1,584,407.18                  2.80
AA                      83              9,969,366.45                 17.60
BB                      60              6,733,835.17                 11.89
Total:                 451             56,632,065.22                100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Product Type
--------------------------------------------------------------------------------
                      No of Loans                                % of Group A
                                     Current Balance ($)        Current Balance
--------------------------------------------------------------------------------
2/28 6 Month Libor     329             41,915,058.36                 74.01
3/27 6 Month Libor       5              1,081,051.15                  1.91
6 Month Libor          117             13,635,955.71                 24.08
Total:                 451             56,632,065.22                100.00
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group A Collateral Summary
--------------------------------------------------------------------------------

     Collateral statistics for the adjustable rate home equity loans in the
                   Statistic Calculation Pool, as of 7/31/99

                                     Margin

(%)                   No of Loans                                % of Group A
                                     Current Balance ($)        Current Balance

4.001 - 4.500             39            3,913,170.05                  6.91
4.501 - 5.000            165           19,719,713.15                 34.82
5.001 - 5.500            137           20,272,463.37                 35.80
5.501 - 6.000             54            6,674,342.77                 11.79
6.001 - 6.500             25            2,356,650.86                  4.16
6.501 - 7.000             12            1,830,208.47                  3.23
7.001 - 7.500             19            1,865,516.55                  3.29
Total:                   451           56,632,065.22                100.00


                            Next Rate Adjustment Date

                      No of Loans                                % of Group A
                                     Current Balance ($)        Current Balance

1999-12                    1              125,857.64                  0.22
2000-01                    5              579,939.08                  1.02
2000-02                   34            3,866,207.29                  6.83
2000-03                   50            5,553,288.70                  9.81
2000-04                   25            3,175,959.00                  5.61
2000-05                    2              334,704.00                  0.59
2001-08                   58            8,039,244.10                 14.20
2001-09                  135           15,988,541.26                 28.23
2001-10                  114           14,994,708.00                 26.48
2001-11                   22            2,892,565.00                  5.11
2002-03                    1              240,691.84                  0.43
2002-04                    1              411,326.47                  0.73
2002-05                    1              115,369.84                  0.20
2002-10                    1              198,873.00                  0.35
2002-11                    1              114,790.00                  0.20
Total:                   451           56,632,065.22                100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Loan Modification
--------------------------------------------------------------------------------
                      No of Loans                                % of Group A
                                     Current Balance ($)        Current Balance
--------------------------------------------------------------------------------
N                        451           56,632,065.22                100.00
Total:                   451           56,632,065.22                100.00
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group A Collateral Summary
--------------------------------------------------------------------------------

     Collateral statistics for the adjustable rate home equity loans in the
                   Statistic Calculation Pool, as of 7/31/99


                                  Lifetime Cap

(%)                   No of Loans                                % of Group A
                                     Current Balance ($)        Current Balance

13.001 - 13.500            7              746,973.58                  1.32
13.501 - 14.000           14            1,560,298.59                  2.76
14.001 - 14.500           45            5,594,971.79                  9.88
14.501 - 15.000           94           11,810,256.25                 20.85
15.001 - 15.500          104           14,562,462.19                 25.71
15.501 - 16.000           92           11,548,005.48                 20.39
16.001 - 16.500           40            5,445,512.74                  9.62
16.501 - 17.000           31            3,062,398.31                  5.41
17.001 - 17.500            5              483,795.01                  0.85
17.501 - 18.000           11            1,131,525.21                  2.00
18.001 - 18.500            5              487,788.59                  0.86
18.501 - 19.000            3              198,077.48                  0.35
Total:                   451           56,632,065.22                100.00


                                First Period Cap

(%)                   No of Loans                                % of Group A
                                     Current Balance ($)        Current Balance

1                        117           13,635,955.71                 24.08
1.5                      308           39,061,418.93                 68.97
3                         26            3,934,690.58                  6.95
Total:                   451           56,632,065.22                100.00


                              Subsequent Period Cap

(%)                   No of Loans                                % of Group A
                                     Current Balance ($)        Current Balance

1                        451           56,632,065.22                100.00
Total:                   451           56,632,065.22                100.00

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group A Collateral Summary
--------------------------------------------------------------------------------

     Collateral statistics for the adjustable rate home equity loans in the
                   Statistic Calculation Pool, as of 7/31/99

                                 Lifetime Floor

(%)                   No of Loans                                % of Group A
                                     Current Balance ($)        Current Balance

6.001 - 6.500              7              746,973.58                  1.32
6.501 - 7.000             14            1,560,298.59                  2.76
7.001 - 7.500             45            5,594,971.79                  9.88
7.501 - 8.000             94           11,810,256.25                 20.85
8.001 - 8.500            102           13,910,443.88                 24.56
8.501 - 9.000             93           12,084,653.95                 21.34
9.001 - 9.500             41            5,560,882.58                  9.82
9.501 - 10.000            31            3,062,398.31                  5.41
10.001 - 10.500            5              483,795.01                  0.85
10.501 - 11.000           11            1,131,525.21                  2.00
11.001 - 11.500            5              487,788.59                  0.86
11.501 - 12.000            3              198,077.48                  0.35
Total:                   451           56,632,065.22                100.00
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).